                                                                    EXHIBIT 10.4

      ASSUMPTION AGREEMENT, dated as of April 27, 2006, made by Cogent Management Inc. (the "Additional Grantor"), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

      WHEREAS, Sunshine Acquisition II, Inc., (the "Initial US Borrower"), SS&C Technologies, Inc., (the "Surviving US Borrower"), SS&C Technologies Canada Corp., as CDN Borrower, the Lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent (the "Canadian Administrative Agent") and the Administrative Agent have entered into a Credit Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, in connection with the Credit Agreement, the Initial US Borrower, the Surviving US Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders;

      WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

      WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

      NOW, THEREFORE, IT IS AGREED:

      1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants, to the extent applicable, that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

      2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                     COGENT MANAGEMENT INC.

                                     By: /s/ William C. Stone
                                         -------------------------------
                                         Name: William C. Stone
                                         Title: Chairman of the Board

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                                      None.

                            Supplement to Schedule 2

PLEDGED STOCK:

       Issuer                  Class of Stock         Stock Certificate No.             No. of Shares
---------------------     ------------------------   ------------------------      -----------------------
Cogent Management Inc.    voting common shares                 6                              100
                          without par value

Cogent Management Inc.    non-voting common shares             7                               25
                          without par value

                            Supplement to Schedule 3

                         UNIFORM COMMERCIAL CODE FILINGS

       GRANTOR                            OFFICE
---------------------          --------------------------------
Cogent Management Inc.            New York Secretary of State

                          INTELLECTUAL PROPERTY FILINGS

                                      None.

                      ACTIONS WITH RESPECT TO PLEDGED STOCK

      All certificates representing any Pledged Stock to be delivered to the Administrative Agent.

                                  OTHER ACTIONS

                                      None.

                            Supplement to Schedule 4

      LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

                             Jurisdiction of
      Grantor                 Organization            Location of Chief Executive Office
----------------------   -----------------------   -----------------------------------------
Cogent Management Inc.                                 One Radisson Plaza, 10th Floor
                              New York                    New Rochelle, NY 10801


                            Supplement to Schedule 5

                      LOCATIONS OF INVENTORY AND EQUIPMENT

       Grantor                 Locations
----------------------   ---------------------
Cogent Management Inc.          New York

                            Supplement to Schedule 6

Cogent Management Inc. (the "Company") owns the following:

    Common law service mark:              Cogent Management Inc.

    Domain name registrations             Cogentmgt.com

                                          Cogentreporting.com

    Customer Deliverables(1)              Portfolio Accounting System

                                          Portfolio Brokerage Accounting System

----------
(1) Customer Deliverables are the portfolio accounting systems provided to certain customers of the Company.

Licenses Relating to Company Intellectual Property(2):

Cogent Management Inc. has granted source code rights to Metropolitan Capital Partners II, L.P. and Scoggin Capital Management, L.P., per an engagement letter dated October 14, 1998.

The Company has granted site usage rights to all users of the Portfolio Accounting System per the following engagement letters (date of the letter in parentheses):

      (1) Metropolitan Capital Partners II, L.P. and Scoggin Capital Management (10/14/1998)

      (2) Gotham Capital (5/1/2000)

      (3) Sidus Investment Management, LLC (11/16/2004)

      (4) Zander Capital, LLC (6/1/2005)

      (5) Benjamin Partners, Inc. (12/8/1999)

      (6) Ithaca Partners, LP (12/26/2000)

      (7) Enwhy Corporation (12/11/2000)

The Company has granted site usage rights to the only user of the Portfolio Brokerage Accounting System per the following engagement letter:

      (1) Kaupthing Securities, Inc. (11/16/2004)

Company Intellectual Property Not Owned by the Company:

The Company has full but not exclusive rights to certain software custom designed and used in its reporting web site; such software was developed by Artware Graphic Design.

----------
(2) Company Intellectual Property means the Intellectual Property owned by or licensed to the Company and covering, incorporated in, underlying or used in connection with the Customer Deliverables or the Internal Systems (the internal systems of the Company that are used in its business or operations, including computer hardware systems, software applications and embedded systems).

The Company has full rights to the source code, and is allowed to use the software in any manner as deemed necessary in the conduct of its business.


                                       iv